UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2020
OPKO Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.	Miami,	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 6, 2020, the Board of Directors of OPKO Health, Inc. (the “Company”), appointed Anthony Japour, M.D. as a new director effective as of January 6, 2020 to serve until the Company’s 2020 Annual Meeting of Stockholders and until his successor shall be duly elected or appointed or his earlier death or resignation. There was no arrangement or understanding between Dr. Japour and any other persons pursuant to which Dr. Japour was selected as a director and there are no related person transactions between Dr. Japour and the Company. The Board has determined that Dr. Japour is independent for purposes of the Board of Directors under the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market. Dr. Japour will serve on the Company’s Compensation and Audit Committees.

Since February 2016, Dr. Japour has been a medical director at ICON Plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. Additionally, since November 2006, Dr. Japour has been the principal of Anthony Japour & Associates, Medical and Scientific Consulting, Inc., a consulting company. From April 2012 until February 2016, Dr. Japour was a medical physician at the Elite Health Medical Group and South Florida Cardiology Associates P.A. Dr. Japour has served as a director of Cocrystal Pharam, Inc. (Nasdaq:COCP) since April 2019.

Dr. Japour will participate in the standard non-employee director compensation arrangements described in the section entitled “Director Compensation” that is included in the Company’s 2019 Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2019.

The Company has also entered into its standard director indemnification agreement with Dr. Japour.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Adam Logal
Date: January 8, 2019	Name:	Adam Logal
	Title:	Senior Vice President, Chief Financial Officer